EXHIBIT 99

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT

In connection with the Annual Report on Form 11-K of the Enhance Financial Services Group Inc. 401(k) Savings Plan (the “Plan”), for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) the undersigned, Frank P. Filipps, Chief Executive Officer of the Employer (Radian Reinsurance Inc.) under the Plan, which administers the Plan, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the net assets available for plan benefits and changes in net assets available for benefits of the Plan.

Dated: June 27, 2003

/s/ Frank P. Filipps
Frank P. Filipps Chief Executive Officer Radian Reinsurance Inc.

A signed original of this written statement required by Section 906 has been provided to Radian Group Inc. and will be retained by Radian Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.

In connection with the Annual Report on Form 11-K of the Enhance Financial Services Group Inc. 401(k) Savings Plan (the “Plan”), for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) the undersigned, C. Robert Quint, Chief Financial Officer of the Employer (Radian Reinsurance Inc.) under the Plan, which administers the Plan, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

(3)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Report fairly presents, in all material respects, the net assets available for plan benefits and changes in net assets available for benefits of the Plan.

Dated: June 27, 2003

/s/ C. Robert Quint
C. Robert Quint Chief Financial Officer Radian Reinsurance Inc.

A signed original of this written statement required by Section 906 has been provided to Radian Group Inc. and will be retained by Radian Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.